Supplement Dated November 30, 2010

To

Prospectus and Statement of Additional Information Dated May 1, 1997

for

Zurich Select Variable Life Insurance Policies

(formerly Kemper Select Variable Life Insurance Policies)

Issued By

Zurich American Life Insurance Company (formerly known as Kemper Investors Life Insurance Company)

through its

ZALICO Variable Separate Account (formerly known as KILICO Variable Separate Account)

This Supplement updates certain information in your variable life policy (“Policy”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective August 22, 2010, the Board of Directors (the “Board”) of Kemper Investors Life Insurance Company (“KILICO”), the insurance company that issued your Policy, changed KILICO’s name to Zurich American Life Insurance Company (“ZALICO”). As a result of the name change, on November 2, 2010, the Board changed the name of KILICO Variable Separate Account, the separate account supporting your Policy, to ZALICO Variable Separate Account. In addition, ZALICO has determined to change the name of the Kemper Select variable life insurance policy to Zurich Select variable life insurance policy.

Below are three tables showing the relevant name changes:

Insurance Company

Former Name	New Name
Kemper Investors Life Insurance Company or “KILICO”	Zurich American Life Insurance Company or “ZALICO”

Separate Account

Former Name	New Name
KILICO Variable Separate Account	ZALICO Variable Separate Account

Variable Life Product

Former Name	New Name
Kemper Select	Zurich Select

As a result of the insurance company and separate account name changes, all references to Kemper Investors Life Insurance Company and KILICO are deleted from your Prospectus and replaced with references to Zurich American Life Insurance Company and ZALICO, respectively. All references to KILICO Variable Separate Account are deleted from your Prospectus and replaced with ZALICO Variable Separate Account. In addition, all references to Kemper Select are deleted from your Prospectus and replaced with Zurich Select.

INSURANCE COMPANY NAME CHANGE

The name change of the insurance company from KILICO to ZALICO does not change or alter any of the terms or provisions of your Policy. ZALICO will continue to honor all its obligations under your Policy. ZALICO remains organized under the laws of the State of Illinois. ZALICO continues to be a wholly-owned subsidiary of Kemper Corporation and an indirect wholly-owned subsidiary of Zurich Group Holding and Zurich Financial Services.

SEPARATE ACCOUNT NAME CHANGE

The separate account name change does not change the status, duties, or obligations of the ZALICO Variable Separate Account under federal or state laws. ZALICO Variable Separate Account remains registered with the Securities and Exchange Commission as a unit investment trust and remains subject to the same duties, obligations, and restrictions under the Investment Company Act of 1940 and state insurance laws.

VARIABLE LIFE PRODUCT NAME CHANGE

The name change of the variable life product from Kemper Select to Zurich Select does not change or alter any of the terms or provisions of this Policy. ZALICO will continue to honor all its obligations under this Policy.

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If you have any questions regarding this Supplement, please call 1-800-457-9047 or write us at Life Insurance Services, P.O. Box 758557, Topeka, KS 66675-8557.